UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 2, 2026, the Company entered into the Third Amendment and Limited Waiver (the “Third Amendment”) to our Amended and Restated Loan and Security Agreement, dated as of June 12, 2025 (as amended, amended and restated, supplemented, revised, or otherwise modified from time to time, including pursuant to that certain Limited Waiver dated September 15, 2025 (the “First Limited Waiver”), that certain Limited Waiver dated September 29, 2025 (the “Second Limited Waiver”), that certain Limited Waiver dated October 13, 2025 (the “Third Limited Waiver”), that certain Limited Waiver dated October 20, 2025 (the “Fourth Limited Waiver”), that certain Limited Waiver dated October 27, 2025 (the “Fifth Limited Waiver”), that certain Limited Waiver dated October 29, 2025 (the “Sixth Limited Waiver”), that certain Limited Waiver and First Amendment to Amended and Restated Loan and Security Agreement dated November 2, 2025 (the “First Amendment”), that certain Limited Waiver and Second Amendment to Amended and Restated Loan and Security Agreement dated December 11, 2025 (the “Second Amendment”), that certain Limited Waiver dated January 15, 2026 (the “Seventh Limited Waiver”), that certain Limited Waiver dated February 13, 2026 (the “Eighth Limited Waiver”), that certain Limited Waiver dated March 9, 2026 (the “Ninth Limited Waiver”), that certain Limited Waiver dated April 15, 2026 (the “Tenth Limited Waiver”), that certain Limited Waiver dated May 5, 2026 (the “Eleventh Limited Waiver”) and the Third Amendment, the “Loan Agreement”), by and among the Katapult SPV-1 LLC, Katapult Group, Inc., the Company (each a “Credit Party” and, together, the “Credit Parties”), Midtown Madison Management LLC, as administrative, payment and collateral agent and lender, and the Lenders. The Third Amendment, among other things, amends the Loan Agreement to remove the Minimum Trailing Net Three-Month Originations requirement and reduce the advance rate.

The foregoing description of the Third Amendment does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Third Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Third Amendment and Limited Waiver to Amended and Restated Loan and Security Agreement, dated as of June 2, 2026, by and among Katapult SPV-1 LLC, Katapult Group, Inc, Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2026	/s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer